UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported) March 2, 2005
                               -------------------

                             Alternate Energy Corp.
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             (Exact Name of Registrant as Specified in its Charter)

                                     Nevada
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                 (State or Other Jurisdiction of Incorporation)

            0-30414                                    86-09884116
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    (Commission File Number)            (I.R.S. Employer Identification No.)


           3325 North Service Road Unit 105, Burlington Ontario L7N 3G2
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        (Address of Principal Executive Offices)               (Zip Code)

                                 (905) 332-3110
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              (Registrant's Telephone Number, Including Area Code)

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         (Former name or former address, if changed since last report.)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d- 2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e- 4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On March 2, 2005, the company entered into a private placement with certain accredited investors whereby these investors have purchased $1,500,000 in convertible notes, with Class A Warrants to purchase a number of shares equal to the number of shares to which the Notes are convertible at a price of $.40 per share expiring in 3 years and with Class B Warrants to purchase up to an additional $1.5 million in the Company's common shares at $.276 per share expiring 90 days after the effective date of the Company's registration statement covering the resale of the shares underlying the notes and the warrants. The note carries an interest rate of 6%. Interest is payable quarterly in arrears in either cash or stock of the Company, at the Company's discretion.

The Notes are convertible into shares of the Company at 70% of the average closing bid price for the 5 days preceding the notice to convert with a floor of $.15 and a ceiling of $.35 per share.

Class C Warrants are being issued to Westor Online, Inc., the placement agent for the transaction. The warrant allows for the purchase of 400,000 shares at $.40 per share and 400,000 shares at $1.00 per share, exercisable for 3 years from the date of the closing. The investors are additionally getting 200,000 Class C Warrants.

Exhibits.

      Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.

SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  ALTERNATE ENERGY CORP.
                                  (Registrant)

Dated: September 14, 2005             By:   /s/ Blaine Froats
                                         ----------------------------
                                         Name:   Blaine Froats
                                         Title: Chairman of the Board, President

                                  EXHIBIT INDEX

Number                    Description

4 Form of Subscription Agreement between Alternate Energy Corp., and Platinum Partners Value Arbitrage Fund LP, Professional Traders Fund LLC, Design Investments Ltd., Harborview Master Fund LP, and Double U Master Fund LLP, (including the following items: Exhibit A-1: Form of Class A Warrant; Exhibit A-2: Form of Class B Warrant; Exhibit A-3: form of Class C Warrant;(not including the following items: Exhibit B:
         Escrow Agreement; Exhibit C: Form of Legal Opinion; Exhibit D: Form of Public Announcement or Form 8-K; Schedule 5(d): Additional Issuances;
         Schedule 5(q): undisclosed liabilities; Schedule 9(e) Use of Proceeds; and Schedule 11.1: Other Securities to be Registered).